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                                                               Reg. No. 33-73882
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [x]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                               The Palladian Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
  [x]  $125 per Exchange Act rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:


- --------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:


- --------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


- --------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:


- --------------------------------------------------------------------------------
     5)  Total fee paid:


- --------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.


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                                      - 2 -

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:


- --------------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:


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     3)  Filing Party:


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     4)  Date Filed:


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                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                               THE PALLADIAN TRUST



Dear Certificate Owner:

The Palladian Trust (the "Trust") will hold an annual meeting of shareholders in its offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, on October 16, 1996 at 10:00 a.m.

The single issue that will be considered at the meeting is the approval of Coopers & Lybrand, L.L.P., as the independent accountant for the Trust for 1996. The Board of Trustees of the Trust, including all the trustees who are not interested persons of the Trust, has considered the proposal and determined that its approval is in the best interest of the contract and certificate owners participating in the Trust.

You, as the owner of a variable annuity certificate that participates in the First ING of New York Separate Account A1, are entitled to instruct First ING Life Insurance Co. of New York how to vote a number of shares of the Capital Stock of the Trust related to your interest in the separate account as of the close of business on August 9, 1996.

Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating, and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN OCTOBER 8, 1996.

If you have any questions about these materials, please contact the Customer Service Center at 1-800-933-5858.



Steve Christopher                                           H. Michael Schwartz
President                                                   President
First ING Life Insurance Co.                                The Palladian Trust
    of New York


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                               THE PALLADIAN TRUST

                        4225 Executive Square, Suite 270
                           La Jolla, California 92037


                           NOTICE OF ANNUAL MEETING OF
                   SHAREHOLDERS OF THE TRUST--OCTOBER 16, 1996



An annual meeting of shareholders of The Palladian Trust (the "Trust") will be held in the offices of the Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, on October 16, 1996 at 10:00 a.m. for the following purposes:


     1. To Ratify or Reject the selection of Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1996;

     2. To Transact such other business as may properly come before the meeting.



By order of the Board of Trustees.



                                                             H. Michael Schwartz
                                                             Secretary



September 16, 1996

                            STATEMENT CONCERNING THE
                        ANNUAL MEETING OF SHAREHOLDERS OF

                               THE PALLADIAN TRUST

                                OCTOBER 16, 1996

First ING Life Insurance Company of New York ("First ING") and The Board of Trustees of The Palladian Trust (the "Trust") are hereby soliciting voting instructions for an annual meeting of shareholders of the Trust to be held on October 16, 1996 at 10:00 a.m. at the Trust's Executive Offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, and at any and all adjournments thereof. The approximate date on which this statement and the voting instruction form will first be sent to certificate owners is September 16, 1996.

At the annual meeting the shareholders of the Trust will be asked:

     To Ratify or Reject the Selection of Coopers & Lybrand, L.L.P., as the independent accountant of the Trust for 1996.

The record date for determination of the persons to be treated as shareholders of record for purposes of this annual meeting was August 9, 1996. There are 268,426.170 votes eligible to be cast at the meeting, representing the number of shares of Capital Stock of the Trust held as of the close of business on August 9, 1996 in the First ING of New York Separate Account A1 (the "Separate Account") as the result of the sale of variable annuity contracts by First ING, plus the number of shares of Capital Stock owned by the Trust's Portfolio Managers, Palladian Advisors, Inc. ("PAI"), and Security Life of Denver Insurance Company, as described below. The Trust is divided into six Portfolios. Only five of the Portfolios are currently operational and available to certificate owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. Shares of each such Portfolio are held by the Separate Account in its corresponding subaccounts as follows:


                                                    Global           Global
                                 International     Strategic      Interactive/
     Value          Growth          Growth          Income          Telecomm
     -----          ------       -------------     ---------      ------------

  21,672.703      12,912.522       5,419.335       1,385.280       6,056.330


The sixth Portfolio, the Balanced Opportunity Portfolio, has not yet commenced operation and its shares are not yet publicly available.

Each certificate owner issued is entitled to have the number of Trust shares related to his or her interests in the Separate Account voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote.


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                                      - 2 -

Votes of abstaining shareholders are not counted. The ratification or rejection of the selection of auditors will be determined by all Portfolios acting in the aggregate. If a certificate owner submits a properly executed voting instruction form but omits instructions with respect to the specific item, First ING will vote the appropriate number of Trust shares as if such certificate owner had given instructions to vote for approval of such items. First ING will vote Trust shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Trust shares held in that subaccount for which it does receive such forms. In addition, the Portfolio Managers own shares of Capital Stock as follows:


                                                             % of      % of
Portfolio          Portfolio Manager               Shares    Portfolio Trust
- ---------          -----------------               ------    --------- -----

Value Portfolio    GAMCO Investors, Inc.           50,000    69%       19%
                   One Corporate Center
                   Rye, New York 10580-1434

Global Strategic   Fischer Francis Trees &         100,000   94%       38%
Income Portfolio   Watts, Inc.
                   200 Park Avenue, 46th Floor
                   New York, New York 10166

Global             GAMCO Investors, Inc.           50,000    88%       19%
Interactive/       One Corporate Center
Telecomm           Rye, New York 10580-1434
Portfolio


Each Portfolio Manager has agreed to vote its shares of Capital Stock in the same proportion as the other Trust shares held in the respective subaccount are voted.

In connection with the organization of the Trust, PAI, the Trust's overall investment advisor, purchased 1,000 shares of each of five Portfolios (Value, Growth, International Growth, Global Interactive/Telecomm and Balanced Opportunity), and Security Life of Denver Insurance Company (an affiliate of First ING) purchased 5,000 shares of the Global Strategic Income Portfolio. Maverick Capital, Ltd. purchased 1,000 shares of the Balanced Opportunity Portfolio. PAI, Security Life of Denver and Maverick Capital, Ltd., will vote these shares in the same proportion as the Trust shares held in each respective subaccount are voted.

Voting instructions, in order to be effective, must be received prior to the close of business on October 8, 1996. Such instructions may be revoked provided written notice of revocation is received by the Customer Service Center at P.O. Box 173763, Denver, CO 80217-5858, prior to the close of business on October 8, 1996. This solicitation is being made by mail, but it may also be by telephone or personal interview. The cost of this solicitation will be borne by the Trust.


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                                      - 3 -

              RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANT

The Board of Trustees has reappointed Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1996. The reappointment of Coopers & Lybrand continues a relationship that began last year when the Trust initially selected Coopers & Lybrand as the accountant for the Trust. Coopers & Lybrand has no direct or material indirect financial interest in the Trust.

Pursuant to the 1940 Act, the decision of the Trust to continue employment of Coopers & Lybrand is subject to ratification or rejection by stockholders at the annual meeting if such meeting is held. The Board recommends ratification of Coopers & Lybrand as the Trust's independent public accountant. Representatives of Coopers & Lybrand are not expected to be present at the shareholder meeting.

                                  OTHER MATTERS

The management is not currently aware of any other matters that will be considered at the meeting. However, unless authority is withheld, First ING may vote properly executed voting instruction forms in accordance with its best judgment on any other business that properly comes before the meeting.


                                 ANNUAL MEETINGS

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings. The Trust does not hold shareholder meetings every year, and does not anticipate holding a shareholder meeting in 1997.

                             ADDITIONAL INFORMATION

The Trust commenced operations in February 1996 and thus has not yet been required to prepare an annual report to shareholders. The Trust, however, will furnish without charge a copy of its semi-annual report to any shareholder upon request. Please contact H. Michael Schwartz, The Palladian Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, or call (800) 423-4891, ext. 605.

PAI serves as the Trust's overall investment advisor. Its principal place of business is 4225 Executive Square, Suite 270, La Jolla, California 92037. Tremont Partners, Inc., has been retained as Portfolio Advisor. Tremont Partners' principal place of business is One Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York, 10580. In addition, the Trust retains a Portfolio Manager for each Portfolio of the Trust. The names and addresses of the Portfolio Managers are listed above. Western Capital Financial Group, Inc., 4225 Executive Square, Suite 325, La Jolla, California 92037, serves as the principal underwriter of the shares of the Portfolios.

                             VOTING INSTRUCTION FORM
          For The Annual Meeting Of Shareholders Of The Palladian Trust


John Doe
123 Main Street
New York, NY 10001

Certificate No: _________

Dear Certificate Owner:

First ING Life Insurance Co. of New York ("First ING") and The Board of Trustees of The Palladian Trust (the "Trust") solicit your voting instructions and recommend a vote of "RATIFY" on the item below. First ING will vote the appropriate number of Trust shares pursuant to the instructions given. If no choice is made, First ING will vote "RATIFY". With respect to any other business that may properly come before the meeting, First ING will vote in accordance with its best judgment.

First ING -- for the purpose of voting on the item in the agenda set forth in the Notice and Statement Concerning the Annual Meeting of Shareholders of The Palladian Trust at such annual meeting to be held on October 16, 1996 or at any adjournment thereof -- is hereby instructed to vote the Trust shares as to which I am entitled to give instructions as follows:


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                                           RATIFY          REJECT        ABSTAIN
                                           ------          ------        -------

Selection of Coopers & Lybrand, L.L.P.,     / /              / /            / /
as Independent Accountant of
the Trust for 1996
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                    PLEASE MARK THE CHOICE  LIKE THIS:   /X/


                                                   Each certificate owner should
SIGNATURE __________________     DATE __________   sign as his/her name appears
                                                   on the top of this form; if a
SIGNATURE __________________     DATE __________   certificate is jointly owned,
                                                   each owner should sign; if a
                                                   certificate is held in a
                                                   fiduciary capacity, the
                                                   fiduciary should sign and
                                                   indicate his/her fiduciary
                                                   capacity.


Please return this letter in the enclosed self-addressed envelope to our Customer Service Center.